                             FIRST AMENDMENT TO THE
                        EXECUTIVE SUPPLEMENTAL RETIREMENT
                                INCOME AGREEMENT
                                 FOR JOANNE HERB

     For and in consideration of the premises, the Bank (as defined in the referenced Agreement) and Joanne Herb (the "Executive") agree as follows:

     Paragraph 1 of Exhibit A to the Agreement is modified as follows:

     1.   Interest Factor - for purposes of:

          a. the Accrued Benefit Account - shall be seven percent (7%) per annum, compounded monthly.

     Paragraph 3 of Exhibit A to the Agreement is modified as follows:

     3. Supplemental Retirement Income Benefit means an actuarially determined annual amount equal to Forty-One Thousand Eight Hundred and Eighty-Four ($41,884) at age 65 if paid entirely from the Accrued Benefit Account or Twenty-Six Thousand Eight Hundred and Six ($26,806) at age 65 if paid from the Retirement Income Trust Fund.

     Paragraph 4 of Exhibit A to the Agreement is deleted and the following is substituted in its stead in order to correctly set forth the Schedule of Annual Gross Contribution/Phantom Contributions:

                  Plan Year                    Amount
                  ---------                    ------
                  1997                         $4,482
                  1998                          5,227
                  1999                          6,063
                  2000                          7,003
                  2001                          9,762
                  2002                         11,054
                  2003                         12,483
                  2004                         14,060
                  2005                         15,799
                  2006                         17,717
                  2007                         19,830
                  2008                         22,155
                  2009                         24,713
                  2010                         27,525
                  2011                         30,614
                  2012                         34,006
                  2013                         37,729
                  2014                         41,812
                  2015                         46,288

     IN WITNESS WHEREOF, the Bank, the Holding Company and the Executive have caused this Amendment to be executed on this, the 10th day of January, 2001.


ATTEST:                                    UNITED NATIONAL BANK:

/s/ Ralph L. Straw, Jr.                    By:  /s/  Donald W. Malwitz
----------------------------------            --------------------------------
Secretary                                           EVP & CFO
                                           -----------------------------------
                                           (Title)


ATTEST:                                    UNITED NATIONAL BANCORP

/s/ Ralph L. Straw, Jr.                    By:  /s/ Donald W. Malwitz
----------------------------------            --------------------------------
Secretary                                           VP & TREASURER
                                           -----------------------------------
                                           (Title)

WITNESS:                                   EXECUTIVE:


/s/  Cynthia L. Gorawski                    /s/ Joanne J. Herb
----------------------------------         -----------------------------------


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